UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2025, Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of Spirit AeroSystems Holdings, Inc. (together with Spirit, the “Company”), acting on its own behalf and on behalf of Spirit’s wholly owned subsidiaries Spirit AeroSystems (Europe) Limited, Short Brothers plc and Spirit AeroSystems North Carolina, Inc. (such subsidiaries and Spirit, collectively, the “Supplier”), and Airbus S.A.S. entered into a third amended and restated memorandum of agreement (the “MoA”), under which Airbus S.A.S., directly or through its affiliates, is extending certain financial assistance to the Supplier in respect of specified contracts under which Spirit and certain of its subsidiaries are suppliers to Airbus S.A.S. or affiliates of Airbus S.A.S. The MoA fully amended, restated and superseded that certain Memorandum of Agreement, entered into and effective as of June 28, 2024, as amended and restated on October 7, 2024, and Novemeber 8, 2024.

Under the MoA, subject to the terms and conditions therein, Airbus S.A.S. has agreed to, among other things, provide an additional $94.00 million support package paid to the Supplier (for a total of $152.00 million), which shall be used solely and exclusively in relation to the Airbus Programmes (as defined therein). Per the terms of the MoA, any assets purchased with the Financial Support (as defined therein) will be directly or indirectly assumed by Airbus S.A.S. or one of its affiliates upon close of the transactions contemplated by the April 27, 2025 Stock and Asset Purchase Agreement between Spirit and Airbus SE.

The foregoing description of the MoA does not purport to be complete and is qualified in its entirety by reference to the copy of the MoA filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 required by Item 2.03 of Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Memorandum of Agreement between Spirit AeroSystems, Inc. and Airbus S.A.S., entered into on, and effective as of, July 11, 2025.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*	Confidential portions of the exhibit have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2025	SPIRIT AEROSYSTEMS HOLDINGS, INC.

	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer